UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): November 1, 2006

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-51321	98-0430762
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Suite 1110, 521-3rd Avenue SW Calgary, Alberta, Canada		T2P 3T3
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (403) 262-4471

Copies to:
Gregory Sichenzia, Esq.
Thomas A. Rose, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement;

On November 1, 2006, we entered into a consulting agreement with Parabolic, LLC to provide market management services. Pursuant to the agreement, Parabolic will provide marketing and public relations services through December 2006. The purpose of Parabolic’s services includes marketing our company in North America to broaden our shareholder base from mainly European holders, enhancing liquidity in our common stock and increasing public awareness among the investing community. In addition, we have an option to pay Parabolic $250,000 for an additional five months of services from January 1, 2007 through May 31, 2007.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Consulting Agreement, dated as of November 1, 2006, by and between Triangle Petroleum Corporation and Parabolic, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIANGLE PETROLEUM CORPORATION

Dated: November 7, 2006	BY:	/s/ MARK GUSTAFSON
Mark Gustafson, President and Chief Executive Officer

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